Statutory Reserves and Restricted Net Assets	6 Months Ended
Jun. 30, 2025
Condensed Financial Information Disclosure [Abstract]
Statutory Reserves and Restricted Net Assets
17. STATUTORY RESERVES AND RESTRICTED NET ASSETS
Pursuant to laws applicable to entities incorporated in the PRC, the Group’s subsidiaries and consolidated VIE in the PRC must make appropriations from after-tax profit
to non-distributable reserve
funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires an annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until
the accumulative amount of such reserve fund reaches 50% of a company’s registered capital, the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends. As of January 1, 2024, the statutory reserve of RMB
4,180 was appropriated by the CEIBS Publishing Group’s VIEs before the acquisition and all amount of the statutory reserve was deconsolidated with CEIBS Publishing Group on January 15, 2024. During the six months ended June 30, 2024 and 2025, nil statutory reserve has been made by the Group.
As of June 30, 2025, the restricted net assets of the subsidiaries and VIEs exceeded 25% of the condensed consolidated net assets of the Group as of June 30, 2025.